SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 16, 1998

                    Partners First Receivables Funding, LLC
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             (Exact Name of Registrant as Specified in its Charter)


                    Partners First Credit Card Master Trust
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                    (Issuer with respect to the Securities)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


333-29495 and 333-29495-01                            52-2072056
--------------------------                ------------------------------------
(Commission File Numbers)                 (I.R.S. Employer Identification No.)

                                  410-865-8600
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




                                           Index to Exhibits appears at page 4.

Item 5.       Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

      On October 15, 1998, 107,263 accounts were designated for inclusion in, and $147,476,249 of related principal receivables were added to, the Partners First Credit Card Master Trust. These accounts and related receivables were purchased from Comerica Bank on April 13, 1998.



Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.


Exhibit No.    Document Description

20    Monthly Servicer's Certificate.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                   (Registrant)



Dates:  November 16, 1998           By:  /s/ Mark J. Norwicz
                                         __________________________________
                                         Name: Mark J. Norwicz
                                         Title:      Treasurer



                                    PARTNERS FIRST CREDIT CARD MASTER TRUST
                                                   (Co-Registrant)



Dates:  November 16, 1998           By: PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                        (Originator of the Co-Registrant)



                                    /s/ Mark J. Norwicz
                                    ____________________________________
                                    Name: Mark J. Norwicz
                                    Title:      Treasurer

INDEX TO EXHIBITS

Exhibit No.    Document Description
-----------    --------------------
20             Monthly Servicer's Certificate.